Exhibit 99.1

Canoo Launches Commercial Operations and Activation Center in the United Kingdom

•	Canoo to establish first European location in Bicester Motion allowing UK customers to experience and test drive Canoo’s right-hand drive commercial electric vans

•	Canoo’s expansion poised to capitalize on the strong demand in the light commercial vehicle (LCV) market

JUSTIN, Texas, September 24, 2024 (GLOBE NEWSWIRE) – Canoo Inc. (Nasdaq: GOEV), a high-tech advanced mobility company, today announced the company’s official launch into the United Kingdom market by establishing Canoo Technologies UK Limited, a new legal entity in the UK, marking a significant milestone in the company’s global expansion strategy. Canoo has selected Bicester Motion, an iconic automotive campus, as a key location that reflects the company's spirit of innovation and commitment to sustainability. This decision and location, being a former WWII Royal Air Force base, underscores the long-standing partnership between the United States and the United Kingdom, a relationship built on shared values, economic collaboration, and mutual trust. Through this partnership, Canoo continues to strengthen its presence in the UK market while driving forward its mission of delivering sustainable mobility solutions globally.

This move signifies a pivotal step in Canoo’s global expansion, setting the stage for the company to introduce groundbreaking commercial electric vehicle (EV) solutions to the UK. Bicester Motion will serve as Canoo’s future operations, customer, and activation center, providing a dynamic base for its commercial efforts across the UK and Europe. The Canoo space plans to open in October.

The UK is a global pioneer and leader in EV adoption with one of the most ambitious regulatory frameworks in the world. Under its Zero Emission Vehicle (ZEV) mandate, 80% of new vehicles and 70% of new vans sold must be zero-emission by 2030, increasing to 100% by 2035. According to the Society of Motor Manufacturers and Traders (SMMT), earlier this year the UK saw 17 consecutive months of growth in the LCV market. The small van market has been particularly strong in 2024, with demand up 42.0% year-to-date.

"Our expansion into the UK is a key milestone in our global growth strategy, enabling us to establish a local presence for our commercial customers to better serve their needs,” said Tony Aquila, Investor, Executive Chairman, and CEO of Canoo. “Six months ago, we debuted our right-hand drive vehicle, the USPS’ LDV 190 and also our LDV 130, and hosted and attended numerous fleet shows and customer test drives on tracks to establish ourselves as an American partner in the region. The UK activation center at Bicester Motion will allow us to leverage the local expertise while strengthening our commercial operations in this high-potential market that provides incentives including the plug-in van grant (PIVG) to help the growing demand and reach the government’s zero-emissions goals. We look forward to sharing more in the near future."

Tony Aquila, Investor, Executive Chairman, and CEO of Canoo, has achieved remarkable success in the UK market, including his leadership at his previous company Solera, an automotive software company, which he founded, and CAP-HPI which Solera acquired. Over his career, Tony has had a history of successful operations in the UK which include, acquiring various businesses, creating hundreds of new jobs, and generating over one hundred million dollars of annualized revenue.

Canoo will take a customer-centric approach to entering the UK market focusing on configuration to meet the diverse and immediate needs of its commercial and government fleet customers. Canoo’s strategy will include pilots followed by rollout of vehicles, and the company will work directly with customers to create solutions that meet their specific demands.

Canoo selected Bicester Motion for their Activation Center due to the location's rich history in automotive innovation, making it an ideal hub for showcasing their cutting-edge EVs and connecting with a community of more than 50 automotive brands. Canoo’s activation center will serve as an environment for customers to experience and test drive Canoo’s right-hand drive commercial vans.

“We relish the opportunity to welcome like-minded technology pioneers to the UK to join our drive to positively shape the future of mobility,” said Daniel Geoghegan, CEO of Bicester Motion. “Over the last decade we have built a world-leading community for disruptive mobility leaders, manufacturers, innovators and change-makers who have a shared passion to deliver the mobility solutions we need for the future. It is clear that Canoo shares our vision and we are pleased to provide them with a dedicated center-of-excellence from which they can launch their UK operation and to establish another international marque at Bicester Motion.”

For more information, visit www.canoo.com.

About Canoo

Founded in 2017, Canoo Inc. (NASDAQ: GOEV) is an automotive tech company that manufactures electric cargo vehicles, built to deliver, for large commercial, government and fleet customers globally. The company has developed design-forward innovative electric vehicles with steer-by-wire technology on its common modular platform with end-to-end software plus power solutions. Canoo’s platform is purpose-built to maximize the vehicle interior space and is customizable to support a wide range of business and government applications. Headquartered in Justin, Texas, Canoo has teams located in California, Michigan and Oklahoma with world-class vehicle and battery facilities in Oklahoma City. For more information please visit www.canoo.com and investors.canoo.com.

Forward-Looking Statements

The information in this press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements about our plans, expectations and objectives with respect to the results and timing of the reverse stock split and the effect the reverse stock split will have on the Company’s ability to regain compliance with the Nasdaq Listing standards. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo's ability to access future capital, via debt or equity markets, or other sources; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the "SEC") on April 1, 2024, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo's expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo's assessments to change.

However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo's assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Media Contact

press@canoo.com

Investor Relations Contact

IR@canoo.com